UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 20, 2010

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Benham Place 9400 North Broadway, Suite 600 Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 600-0711

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As more fully described below in Item 5.07 of this report, on May 20, 2010, the shareholders of GMX RESOURCES INC. (the “Company”) approved an amendment to the Company’s 2008 Long-Term Incentive Plan (the “LTIP”) to increase the maximum number of shares of common stock issuable under the LTIP to 1,750,000 shares. A copy of the Amended and Restated 2008 Long-Term Incentive Plan is attached as Exhibit 10.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2010, the Company held its 2010 annual meeting of shareholders (the “Annual Meeting”). The names of each director elected at the Annual Meeting and the number of votes cast for or withheld, as well as the number of abstentions and broker non-votes, as to each such director were as follows:

Name	For	Withheld	Absentions	Broker Non-Votes
Ken L. Kenworthy, Jr.	16,839,626	356,400	0	8,731,569

T. J. Boismier	13,935,351	3,260,675	0	8,731,569

Thomas G. Casso	16,888,497	307,529	0	8,731,569

Michael G. Cook	16,897,075	298,951	0	8,731,569

Steven Craig	13,948,036	3,247,990	0	8,731,569

Ken L. Kenworthy, Sr.	16,874,540	321,486	0	8,731,569

Jon W. “Tucker” McHugh	13,938,451	3,257,575	0	8,731,569

At the Annual Meeting, the shareholders of the Company approved an amendment to the Company’s Certificate of Incorporation to increase the maximum number of authorized shares of the Company’s common stock to 100,000,000 shares. The votes on such matter were cast as follows:

For	Against	Abstentions	Broker Non-Votes
20,133,055	5,718,717	75,823	0

Following the Annual Meeting, the Company executed an Amended Certificate of Incorporation and filed such Amended Certificate of Incorporation with the Secretary of State of the State of Oklahoma on May 24, 2010. A copy of the Amended Certificate of Incorporation is attached as Exhibit 3.1 to this report.

Also at the Annual Meeting, the shareholders of the Company approved an amendment to the LTIP to increase the maximum number of shares of the Company’s common stock issuable under the LTIP to 1,750,000 shares. The votes on such matter were cast as follows:

For	Against	Abstentions	Broker Non-Votes
12,061,330	5,104,500	30,196	8,731,569

Also at the Annual Meeting, the shareholders of the Company ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The votes on such matter were cast as follows:

For	Against	Abstentions	Broker Non-Votes
25,284,295	625,522	17,778	0

Item 9.01.	Financial Statements and Exhibits.

See the Index to Exhibits for information regarding the exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMX RESOURCES INC.

By:	/S/ JAMES A. MERRILL
James A. Merrill, Chief Financial Officer

Date: May 24, 2010

INDEX TO EXHIBITS

3.1	Amended Certificate of Incorporation of GMX RESOURCES INC. as filed with the Secretary of State of the State of Oklahoma on May 24, 2010.

10.1	GMX RESOURCES INC. Amended and Restated 2008 Long-Term Incentive Plan.

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